                                                                   EXHIBIT 10.28

            SECOND AMENDMENT TO NOTE AGREEMENT DATED AUGUST 15, 1995

                                SUMMARY OF TERMS

                       EFFECTIVE DATE:  NOVEMBER 21, 1996

     MagiNet Corporation, a California corporation (the "Company"), and each of the institutions (collectively, the "Noteholders") which is a signatory to this Summary of Terms amend the Note Agreement dated August 15, 1995, as amended by the First Amendment Agreement dated May 15, 1996 (the "Note Agreement"), and the outstanding warrants, as amended, issued to the Noteholders pursuant to the Note Agreement (the "Warrants"). The following summarizes the principal terms of such amendment to the Note Agreement.

Amendment to Note Agreement
---------------------------

     . Section 8.3 of the Note Agreement concerning Adjusted Consolidated Net Worth will be amended as set forth in Exhibit A.
                                                ---------

     . Section 8.4 of the Note Agreement concerning Total Debt to Total Adjusted Capitalization will be amended as set forth in Exhibit A.
                                                                  ---------

     . Section 8.5 of the Note Agreement concerning Total Debt to Historical EBITDA will be amended as set forth in Exhibit A.
                                                 ---------

     . Section 8.6 of Note Agreement concerning Historical EBITDA will be amended as set forth in Exhibit A.
                                     ---------

     . Section 8.9 of the Note Agreement concerning Cumulative Installed Rooms will be amended as set forth in Exhibit A.
                                                ---------

     . The Company will covenant to use its best efforts to effectuate an initial public offering with gross proceeds to the Company of at least $40,000,000 prior to December 31, 1996.

     . The Noteholders agree that the Note Agreement, and all agreements thereunder, may be assigned by the Company to its successor corporation in connection with its redomiciliation in Delaware by appropriate legal instruments, including amendments to the Note Agreement. Any such assignment shall not relieve the Company of its obligations under the Note Agreement and related agreements.

     . Section 1 of the Warrants will be amended to eliminate the claw-back provision of the Warrants.


If and when the Company obtains new equity financing in excess of $40,000,000:
------------------------------------------------------------------------------

     . Sections 8.4 and 8.9 of the Note Agreement concerning Total Debt to Total Adjusted Capitalization and Cumulative Installed Rooms, respectively, will be amended to the original covenant levels provided for in the Note Agreement.

     . Section 8.1(d)(y) of the Note Agreement will be amended to read in its entirety as follows: "(y) a security interest granted in connection with a financing, the proceeds of which were used to pay for the purchase, construction or improvement of such After-Acquired Property or to reimburse the Company for the purchase price of such After-Acquired Property

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[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

          (including a Lien incurred in connection with a sale-leaseback transaction or the subsequent financing of equipment purchased with cash); provided that such Liens shall only be permitted (pursuant to
                   --------
          this clause (d)) to the extent to which they shall attach to the assets acquired, constructed or improved;"

     . Section 8.3 of Note Agreement concerning Adjusted Consolidated Net Worth will be amended as set forth in Exhibit B.
                                                ---------

     . Section 8.5 of Note Agreement concerning Total Debt to Historical EBITDA will be amended as set forth in Exhibit B.
                                                 ---------

     . Section 8.6 of Note Agreement concerning Historical EBITDA will be amended as set forth in Exhibit B.
                                  ---------

     . Section 8.10 of the Note Agreement will be amended so that the Company's negative covenant to not have, at any one time, Adult Titles represent more than 30% of all video entertainment offered by the Group and its Joint Venture Vehicles shall exclude from its calculation all video entertainment offered by the Group and its Joint Venture Vehicles in Europe for a period of two years from the effective date of this Agreement. During the two-year period, Adult Titles will not represent more than 50% of all video entertainment offered by the Group and its Joint Venture Vehicles in Europe.

     .    Section 10.1 of the Note Agreement will be amended as follows

                (a) "CUMULATIVE INSTALLED ROOMS" shall mean the aggregate number of rooms the Company, its Subsidiaries and Joint Venture Vehicles have under contract to provide an in-room, on-demand or scheduled broadcast, pay-per-view entertainment and information system in hotels and in which rooms such a system has been installed, is fully operational and is capable of generating income; provided
                                                                        --------
                       however, that "Cumulative Installed Rooms" shall not
                       -------
                       include rooms installed with systems acquired as a result of a merger or consolidation with, or acquisition of, any single competitor of the Company if the number of rooms installed with systems so acquired in any such transaction exceeds 10,000, except "Cumulative Installed
                                                   ------
                       Rooms" shall include all rooms in which systems were installed, became operational or became capable of generating income subsequent to the effectiveness of such merger, consolidation or acquisition.

                (b) "HISTORICAL EBITDA" shall mean as of the date of determination the sum of all earnings before interest, taxes, depreciation and amortization of the Company on a consolidated basis during the immediately preceding four consecutive fiscal quarters, as set forth in the books and financial records of the Company; provided, that for purposes of Sections 8.5 only, to the extent any Person has become a Subsidiary of the Company (a "New Subsidiary") at any time during such four consecutive fiscal quarters, each such New Subsidiary shall be included on a pro forma basis as a member of the Group for the entire four consecutive fiscal quarters for purposes of determining Historical EBITDA, and historical EBITDA shall exclude amortization of all intangible assets and additional consideration paid in connection with the acquisition of Prodac GmbH ("Prodac"); and further provided, that for purposes of Section 8.6 only, to the extent that Prodac has become a Subsidiary of the Company prior to April 1, 1997, Prodac shall be included on a pro forma basis as a member of the Group for the entire four consecutive fiscal quarters for purposes of determining Historical EBITDA, and Historical EBITDA shall exclude amortization of all intangible assets and additional consideration paid in connection with the acquisition of Prodac.

If the Company fails to obtain new equity financing in excess of $40,000,000
----------------------------------------------------------------------------
through a public offering or other means prior to March 31, 1997:
-----------------------------------------------------------------

     . On April 1, 1997, the Company will grant the Noteholders warrants to purchase up to 1,000,000 additional shares of Common Stock of the Company at an exercise price of $7.00 per share (the "New Warrants") on substantially the same terms set forth in the Warrants issued in connection with Note Agreement on August 15, 1995, as amended May 15, 1996.


     This Summary of Terms is binding upon the parties to the Note Agreement and the Warrants and will operate as an amendment thereto. The parties hereby agree to undertake their best efforts to enter into a Second Amendment Agreement on the terms hereof as soon as possible, which Second Amendment Agreement will
supersede this Summary of Terms.   The foregoing is hereby accepted as of the
date first written above:

MAGINET CORPORATION


By: /s/ Authorized Signature
    -------------------------------------------
    Name:
    Title:


NEW YORK LIFE INSURANCE COMPANY


By: /s/ Authorized Signature
    -------------------------------------------
    Name:
    Title:


THE MUTUAL LIFE INSURANCE COMPANY
OF NEW YORK


By: /s/ Authorized Signature
    -------------------------------------------
    Name:
    Title:

WASCIC COMPANY II


By: /s/ Authorized Signature
    -------------------------------------------
    Name:
    Title:

NAMTOR BVC LP


By: /s/ Authorized Signature
    -------------------------------------------
    Name:
    Title:

                                   EXHIBIT A

                             No IPO and No Prodac
                             --------------------


         SECTION 8.3  ADJUSTED CONSOLIDATED NET WORTH - Default Level


                                     [***]

       SECTION 8.4  TOTAL DEBT TO TOTAL ADJUSTED CAPITAL - Default Level


          09/30/97                                            85%


            SECTION 8.5  DEBT TO HISTORICAL EBITDA - Default Level


          03/31/97                                            Waive
          06/30/97                                            Waive
          09/30/97                                            Waive
          12/31/97                                             6.5


                SECTION 8.6  HISTORICAL EBITDA - Default Level

                                     [***]

          SECTION 8.9  CUMULATIVE INSTALLED ROOMS  - 2x Default Level

                                     [***]


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[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                   EXHIBIT B

                     IPO + MagiNet and Prodac Consolidated
                     -------------------------------------



         SECTION 8.3  ADJUSTED CONSOLIDATED NET WORTH - Default level


                                     [***]

            SECTION 8.5  DEBT TO HISTORICAL EBITDA - Default Level


                       03/31/97                 Waive
                       06/30/97                 Waive
                       09/30/97                  6.5
                       12/31/97                  4.5


                SECTION 8.6  HISTORICAL EBITDA - Default Level

                                     [***]


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[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.